Exhibit 99.1 Pritchard Conference Presentation - description of slides used in Power Point presentation.


1.  Logo - ADA-ES
(NASDAQ:  ADES)
Helping electric utilities remain competitive while meeting increasingly rigorous environmental regulations

Pritchard Capital Partners
Energize 2007

January 9, 2007

2. This presentation contains "forward-looking statements," as defined by the Private Securities Litigation Reform Act of 1995 (the "Act"), that can be identified by words such as "believes," "expects," "projects," and similar expressions. These statements involve numerous risks and uncertainties, which could cause actual results to differ materially from those anticipated in such forward-looking statements. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors including but not limited to changing economic conditions and market demand for ADA-ES' products and services, changes in technology, failure to satisfy performance guarantees, federal funding, laws or regulations, results of demonstrations of the Company's and other licensed technologies, operational difficulties, availability of skilled personnel, and other factors discussed in the Company's filings with the U.S. Securities and Exchange Commission.



3.  Overview
+  Founded 1996; spun-off from Earth Sciences Sept. '03
+ Develops and implements proprietary environmental technologies and specialty chemicals for coal-fired power plants
[Map of U.S. showing ADA-ES offices in Littleton, Co, Napa CA, Allentown, PA, Baltimore MD and Birmingham, AL. Map also show total existing coal-fired capacity in MW by states with dots sized for 24,000, 12,000 and 2,400 MW]

4.  Coal: a Key Energy Resource

+  Coal powers over 50% of electricity generated in the U.S.(1)
+  1,100+ coal-fueled boilers
+  Secure energy source - 250-year U.S. reserve
+  Clean coal technology is essential
[Graph on slide showing relative emissions from 1970 to 2002 of NOx(-17%), SO2(-52%) and PM10(-89%) compared to growing Electricity from coal (+173%)
(1)	Source: National Coal Council, 2005

5.  Investment Highlights
+  Positioned as a market leader in the emerging mercury control market
     -  Estimated to become a $3-10 billion industry (1)
+  Developing Refined Coal product; substantial market opportunity
+  Pursuing additional growth via vertical and horizontal integration
+  Strong financial position and growing revenue base
(1)Source:  Environmental Protection Agency

6. BUSINESS MODEL
(Picture of injection lances spaying chemical near a flue duct at a power plant)

7. "Razor and Razor Blades"
All ADA-ES products have relatively low capital cost equipment (<$1M) with a continuous revenue generated from the sale of specialty chemicals.
(Graph showing Potential Sales Per Plant - MM$ and Potential Total Market (chemicals sales/year) - MM$ for three market segments.

			Equipment/Plant		Chemical/Plant/Year	Total Market
FGC -                $500,000                 $500,000            $15 million
Hg Control         $1,000,000               $1,000,000           $800 million
Refined Coal       $1,000,000               $7,000,000           $140 million

8.  ADA-ES Business Model Ideally Suited as Retrofit Technology for Power
Plants
 (Picture activated carbon silo and of portions of a power plant with arrows to Sorbent Injection, Sorbent Storage and Feeder, SDA - SO2 Control and FF - Baghouse)

9.  External funding for Technology Development and Demonstration
  1985-1996:  Awarded over 50+ R&D contracts exceeding $40 million
  2000:  Won $1.7 million DOE flue gas conditioning program
  2001:  Won $6.8 million DOE mercury control program
  2002:  Won $2.4 million DOE follow-on mercury control program
  2003:  Won $8.8 million DOE full-scale mercury control program
  2004: Won $9 million contract with We Energies under $53 million mercury measurement program (50% funded by the DOE)
  2004:  Won approx. $5 million contract for 4 additional sites
  2006: Won $7.5 million DOE mercury control project for 2 power plants 2006: Signed JV LOI with NexGen that we expect to provide $5 Million over next three years
  2006: DOE award for development of ADESORB(tm), a proprietary process to produce activated carbon
  2006:  Subcontract on $4M DOE program on sorbent-based CO2 control

10.  GROWTH AREA #1
   MERCURY CONTROL
(Picture of a double activated carbon silo installation with spiral stairs at the new Council Bluffs power plant in Iowa)

11.  Market Drivers:  Regulations for Mercury Control
  (Map of U.S. showing - States currently accepting CAMR (27), States with firm legis/regs more strict than CAMR (11), States with proposed legis/regs more strict than CAMR (13), Plants with consent decree limiting mercury emissions and planned plant that has ordered mercury control system.)

12.  ADA-ES:  Positioned to Lead Market
+  Technology developed and demonstrated.
+ Since commercial market began in summer of 2005: won contracts covering 12 systems.
+ Key supplier of mercury control technology to major air pollution control companies.
   - Babcock and Wilcox, Alstom Power, Hamon Research Cottrell, and Hitachi, among others.
+  Working closely with largest utilities in the US and Canada.
+  Team of leading experts on mercury emissions.

13.  Developing and Demonstrating the Technology
Activated carbon installations on power plants burning various coals (Pictures showing installations at 5 different plants with various coals - Eastern Bituminous, ND Lignite, and PRB)

14. Technology Demonstrations Provide Data Base for Bidding and Guaranteeing Mercury Control
(Map of U.S. showing - Technology demonstration using Western coal and Technology demonstration using Eastern coal.)

15. Proven Technology
(Graph showing Hg removal efficiency at various sorbent injection rates for PRB Fabric Filter, PRB ESP, PRB/Bit Blend ESP, and Eastern Bituminous. Notation on graph: Holcomb: ~$1950/il Hg removed, Meramac: ~$6200/lb Hg removed)

16.  GROWTH AREA #2
  REFINED COAL
(Picture of a front-end loader adding coal/material to a railcar)

17.  Refined Coal:  Cyclean
+ American Jobs Creation Act of 2004 creates tax credit of $5.60/ton for "refined coal"
   - Refined" if 20% reduction in NOx and 20% reduction in SO2 or Mercury
+  Tax credits begin in 2009 and run for ten years
+  Current Status of ADA-ES Refined Coal technology:
   - ADA-ES business model provides a basis for rapid development and implementation of new product
   - Demonstrated at two full-scale plants
   - Established a JV with an affiliate of NexGen Resources Corp. named Clean Coal Solutions LLC
   - Patents on key components of technology; new patents recently applied for
   - Initial interest from market appears strong
   - Clarification and approval (PLR) required from the IRS

18.  Cyclean is a simple process
(Pictorial display of adding Cyclean to coal to produce refined coal and its placement at a plant showing the coal pile, the Cyclean Facility, the crusher and then the boiler, also shown is the logo for Clean Coal Solutions LLC).

19.  Refined Coal Business Strategy
Utilize 3rd party monetizers to turn tax credits into revenues for ADA-ES (Boxes and arrows showing $5 million coming from NexGen to ADA-ES, 50% of JV profits coming from the JV to both ADA-ES and NexGen, $6/ton tax credit coming from the government to the Refined Coal Inc. (3rd Party Monetizer), coal cars with deNOx and deHg being added, and $3/ton + cost of coal also coming to the Refined Coal Inc.)

20.  ADA-ES Refined Coal Market Potential
+ Estimated market potential to the JV of $50 -150 million per year
+ Operating margins of 50% anticipated
+ 500 MW boiler burns 2 million tons of coal per year
  - Tax credit at $6 per ton:  $12 million per year
  - Cost of technology at $3 per ton: $6 million per year
+ ADA-ES Refined Coal technology is applicable at plants burning 60 million tons per year
+ Aim to obtain one-third of this market or 20 million tons per year during the 2009 - 2019 tax credit time period

21. GROWTH OPPORTUNITIES
  VERTICAL & HORIZONTAL EXPANSION

22.  Vertical & Horizontal Expansion
(Diagram)
			    Ideas
Current Products       ===>         New Products for
 (Hg, Particulate)	            Same Customers
			    R&D $$       (SO2, NOx, SO3, CO2)
       "            co-funded by
       "           DOE & utilities
Capital"Investment
       "
	\/
Activated Carbon Production
       and/or
  Equipment

23.  Opportunities from Vertical Expansion
(Bar graph showing Activated Carbon (Million of lbs per year) for the Current AC Market, the Developing Hg Market and the Total AC Market for 2006, 2010 and
2015) values are approximately as follows in millions of pounds:
                2006    2010     2015
                ----    ----     ----
Current AC       450     520       620
Developing Hg     10     460     1,000
Total            460     980     1,620

24. Activities Underway to Assure a Supply of Activated Carbon for Coal-Fired Customers
+  Third party market analysis
+  Plant engineering
+ MOU to secure long-term supply of lignite, the key feedstock material for activated carbon
+  Exploring financing options
+  Discussions with potential operating partners
+  Site selection and permitting studies

25.  New Production Facility for Activated Carbon
+ Economy of scale of a plant will involve a multiple furnace production line + Capital cost approximately $200 Million
+  Will produce approximately $100 Million in product per year
+  IRR of greater than 20%
+ May require up to four production lines to maintain a 50% market share (picture and diagram of plant configuration)

26.  FINANCIAL OVERVIEW

27.  Financial Highlights
+  Cash flowing and profitable since '03 spin-off
+ Raised over $20 million through two private equity placements in past two years to support growth
+  Commercial mercury control market started in 2005
      - Contracts for 12 units thus far
+  5.9 million diluted shares outstanding; 50%+ held by institutions

28. Typical Timing of Revenues: Regulations with 3-4 Year Implementation Regulation
                            2004   2005   2006   2007   2008
Engineering Services          ================>

Equipment                            =================>

Chemical                                       ===================>

29.  Current Contracts Provide Solid Basis
+  FG Chemical revenues from current contracts: ~ $1 million/yr
+  Contracts for technology demonstrations:  $5-6 million/yr
+  Commercial mercury control expected growth:
   -  Services through Emission Strategies division
   -  Equipment Sales
   -  Chemicals
+ Sales and Marketing of Refined Coal underway to meet implementation deadline by end of 2008

30.  Recent Results
Fiscal '05 vs. '04
  - Total revenues increased 31% to $11 million
  - Operating income rose 70% to $651,000
- Net income increased 97% to $663,000 or $0.13 per diluted share

9 Months '06 vs. '05
  - Total revenues increased 47% to $11.5 million
  - Gross margin increased 27% to $3.9 million
  - Operating income of $40,000
  - Decrease from '05 due to increased R&D, corporate governance and M&A expenses
  - Net income of $213,000 or $0.04 per diluted share

31.  Strong Financial Position
Balance Sheet Highlights (at 9/30/06):
  - Cash and Investments of $23.3 million
  - Working capital of $17.1 million
  - No long-term debt
  - Shareholders' equity of $26.6 million

32.  Summary
+ Positioned as a market leader in the emerging mercury control market estimated to become a $3-10 billion industry
  - Proven technology
  - Key strategic relationships
  - Won 12 commercial contracts to date
  - Believe additional contracts are imminent
+  Well-positioned in refined coal; substantial market opportunity
+  Pursuing additional growth via vertical and horizontal integration
+  Strong financial position and growing revenue base